UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2006
RTW, Inc.
(Exact name of registrant as specified in its charter)
Minnesota
(State or other jurisdiction of incorporation)

0-25508	41-1440870
(Commission File Number)	(I.R.S. Employer Identification No.)
8500 Normandale Lake Blvd., Suite 1400
Bloomington, MN 55437
(Address of principal executive offices and Zip Code)
(952) 893-0403
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2 02 — Results of Operations and Financial Condition
Item 9 01 — Financial Statements and Exhibits
SIGNATURES
Press Release

Section 2 — Financial Information
Item 2.02 — Results of Operations and Financial Condition
     On July 27, 2006, RTW, Inc. issued a press release entitled “RTW, Inc. Reports Second Quarter Financial Results — Eighteenth Consecutive Profitable Quarter” announcing the results for the three and six months ended June 30, 2006. A copy of this press release is furnished as Exhibit 99.1 to this Form 8-K.
     The information provided pursuant to Item 2.02 of this Form 8-K is being furnished and is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor may it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.
Section 9 — Financial Statements and Exhibits
Item 9.01 — Financial Statements and Exhibits
     (d) Exhibits:

Exhibit No.	Description

99.1	Press Release dated July 27, 2006, entitled “RTW, Inc. Reports Second Quarter Financial Results — Eighteenth Consecutive Profitable Quarter”
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTW, Inc.

Dated: July 27, 2006	By	/s/ Jeffrey B. Murphy Jeffrey B. Murphy
President and Chief Executive Officer
(Principal Executive Officer)